UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                            September 12, 2003
______________________________________________________________________________
             Date of report (Date of earliest event reported)



                        Willow Grove Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



   Pennsylvania                     000-49706                    80-0034942
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania               19002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



                              (215) 646-5405
______________________________________________________________________________
           (Registrant's telephone number, including area code)




                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Item 5.     Other Events and Regulation FD Disclosure
            -----------------------------------------

          On September 12, 2003, Willow Grove Bancorp, Inc. announced that it had completed its previously announced share repurchase program. The press release is filed as Exhibit 99.1 and incorporated herein by reference.


Item   7.   Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits:


            Number     Description
            ______     ___________

            99.1 Press Release announcing completion of share repurchase program.




























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



  Date: September 12, 2003    By:  /s/ Christopher E. Bell
                                   -----------------------
                                   Christopher E. Bell
                                   Chief Financial Officer
































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                               EXHIBIT INDEX



Exhibit Number              Description
______________              ___________


99.1                        Press Release dated September 12, 2003